UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 18, 2005

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of	(Primary Standard Indus.	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No)

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(617) 405-2600

(Address and telephone number of principal executive offices)

MacAllister Smith

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

(781) 843-3812

(Name, address and telephone number of agent for service)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.01 COMPLETION OF ACQUISITION

On October 18, 2005, Pipeline Data Inc. announced the completion of its acquisition of Illinois-based World Products, Inc. d.b.a. “AIRCHARGE.” Effective September 30, 2005, our wholly-owned subsidiary acquired World Products, Inc. d.b.a. AIRCHARGE, one of the first companies to deploy a cellular phone-based credit card acceptance solution for mobile business merchants. Aircharge was founded in 1999 and is a privately held company that provides wireless payment products and value added services to the credit card and check-processing marketplace. Pursuant to the merger agreement with Aircharge, Pipeline acquired all the stock of Aircharge in exchange for:

•             Two Hundred Thousand ($200,000) Dollars in immediately negotiable funds.

•             A promissory note in the principal amount of Five Hundred Twenty-Five Thousand ($525,000) Dollars bearing interest at LIBOR, convertible into shares of our common stock at $12.00 per share (after giving effect to our proposed one-for-eight reverse stock split).

•              Nine Hundred Thousand Shares of restricted common stock. The former Aircharge stockholders will be subject to a twelve (12) month lock-up period commencing from the closing of this offering.

•             An additional One Million Twenty Five Thousand Shares of our restricted common stock may be issued subject to performance incentives.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.01 "Completion of Acquisition" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 REGULATION FD DISCLOSURE

On October 18, 2005, Pipeline Data Inc. announced the completion of its acquisition of Illinois-based World Products, Inc. d.b.a. “AIRCHARGE.” The full text of the press release is set forth in Exhibit 99 hereto.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pipeline Data Inc.
Dated:	October 24, 2005	By:	/s/ MacAllister Smith
		Name:	MacAllister Smith
		Title:	Chief Executive Officer